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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 17, 2006
                        (Date of earliest event reported)

                      ACCESS INTEGRATED TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                            001-31810                      22-3720962
(State or other jurisdiction     (Commission File Number)          (IRS Employer
    of incorporation)                                        Identification No.)


55 MADISON AVENUE, SUITE 300, MORRISTOWN, NEW JERSEY                    07960
  (Address of principal executive offices)                            (Zip Code)


                                  973-290-0080
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index



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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(a) On January 17, 2006, Access Integrated Technologies, Inc. (the "Company"), a Delaware corporation, entered into a Placement Agency Agreement (the "Agency Agreement") with Craig-Hallum Capital Group LLC (the "Agent"), pursuant to which the Agent agreed to act as the exclusive placement agent to the Company in connection with an offering of up to 1,145,000 shares of the Company's Class A common stock. The securities are being offered by the Company, on a best efforts basis, pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 21, 2005 (File No. 333-130553) and an applicable prospectus supplement. The Agency Agreement does not give rise to any commitment by the Agent to purchase or sell any of the securities.

The Company agreed to pay the Agent a fee in the amount of 7% of the gross proceeds received from purchases of the securities. The Company also agreed to bear the expenses of the offering. The Company anticipates that the closing of this offering will take place on or before January 23, 2006. The term of the Agency Agreement will expire on January 31, 2006.

Pursuant to the Agency Agreement, the Company agreed to indemnify the Agent, in its role as placement agent, and certain other parties against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), or to contribute to payments which the Agent or such other indemnified parties may be required to make in respect of any such liabilities.

(b) On January 17, 2006, the Company entered into a purchase agreement (the "Underwriting Agreement") with Craig-Hallum Capital Group LLC (the "Underwriter"), pursuant to which the Underwriter agreed to act as underwriter of 355,000 shares of the Company's Class A common stock. The securities are being offered by the Company pursuant to a shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on December 21, 2005 (File No. 333-130553) and an applicable prospectus supplement. Pursuant to the Underwriting Agreement and subject to the terms and conditions expressed therein, the Company agreed to sell these securities to the Underwriter at a purchase price equal to $9.95 per share. The Underwriter will offer such securities to the public at the public offering price of $10.70. The Company also agreed to bear the expenses of the offering. The Company anticipates that the closing of this offering will take place on or before January 23, 2006.

Pursuant to the Underwriting Agreement, the Company agreed to indemnify the Underwriter, in its role as underwriter, and certain other parties against certain liabilities, including liabilities under the Securities Act, or to contribute to payments which the Underwriter or such other indemnified parties may be required to make in respect of any such liabilities.

The foregoing descriptions of the Agency Agreement and the Underwriting Agreement do not purport to be complete and are qualified in their entirety and are incorporated herein by reference to the full text of the agreements, which are attached hereto as Exhibits 1.1 and 10.1.

ITEM 7.01.   REGULATION FD DISCLOSURE

On January 18, 2006, the Company issued a press release announcing commitments to purchase 1,500,000 shares of its Class A common stock, a copy of which is attached hereto as Exhibit 99.1.

In accordance with General  Instruction B.2 of Form 8-K, the information in this
Item  7.01,  including  Exhibit  99.1,  shall not be deemed  to be  "filed"  for


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purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended,  or
otherwise  subject  to  the  liability  of  that  Section,   and  shall  not  be
incorporated by reference into any registration statement or other document filed under the Securities Act, except as shall be expressly set forth by specific reference in such filing or document.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.


     (c)  EXHIBITS.

          1.1 Purchase Agreement by and between Access Integrated Technologies, Inc. and Craig-Hallum Capital Group LLC, effective as of January 17, 2006.
          10.1 Placement Agency Agreement by and between Access Integrated Technologies, Inc. and Craig-Hallum Capital Group LLC, effective as of January 17, 2006.
          99.1 Access Integrated Technologies, Inc. press release, dated January 18, 2006, announcing commitments to purchase 1,500,000 shares of its Class A common stock.





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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 ACCESS INTEGRATED TECHNOLOGIES, INC.


                                 By:    /s/ Gary S. Loffredo
                                        ----------------------------------------
                                 Name:  Gary S. Loffredo
                                 Title: Senior Vice President--Business Affairs,
                                        General Counsel and Secretary



                          Dated as of January 18, 2006




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                                  EXHIBIT INDEX


     1.1 Purchase Agreement by and between Access Integrated Technologies, Inc. and Craig-Hallum Capital Group LLC, effective as of January 17, 2006.

     10.1 Placement   Agency   Agreement  by  and  between   Access   Integrated
          Technologies, Inc. and Craig-Hallum Capital Group LLC, effective as of January 17, 2006.

     99.1 Access Integrated Technologies, Inc. press release, dated January 18, 2006, announcing commitments to purchase 1,500,000 shares of its Class A common stock.





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